EXHIBIT 10.17
                           REVOLVING PROMISSORY NOTE
                                (FLOATING RATE)
                                 (this "Note")

THIS NOTE IS SUBJECT TO A CREDIT AGREEMENT

                                      THIS IS A RENEWAL, EXTENSION, MODIFICATION
                                      OR DEFERRAL OF NOTE
                                      004-1638147-000001

NAME(S) AND ADDRESS(ES) OF B0RROWER(S)
  MEDICAL INNOVATIONS INC., MEDICAL INNOVATIONS INC OF NEW JERSEY
  MEDICAL INNOVATIONS (TEXAS), INC., THE GREAT EASTERN NURSING CORP., NURSES PRN OF VIRGINIA INC., MEDICAL INNOVATIONS OF VIRGINIA INC., PHYSICIAN'S VISITING NURSE SERVICE, INC.
  NURSING INNOVATIONS, INC.

  ONE RIVERWAY, SUITE 2300       HOUSTON       TX       77056-

U.S. $  600,000.00                                 (THE "DATE")
                                                  MARCH 15, 1996

ACCOUNT NUMBER/NOTE NUMBER     TRANSACTION CODE     TELLER     OFFICER
004-1638147-000001                R                   VRL        GKW

        FOR VALUE RECEIVED, the "Borrower," (jointly and severally if more than one), promises to pay to the order of

        TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank") on or before APRIL 15, 1997, at its office at 712 MAIN HOUSTON, TEXAS 77252-2558, or at such other location as Bank may designate, in immediately available funds,

                     ***SIX HUNDRED THOUSAND AND NO/100***

UNITED STATES DOLLARS (U.S. $600,000.00) (the "Maximum Amount of Note") or the aggregate unpaid amount of all advances hereunder, whichever is less. Borrower will also pay interest on the unpaid principal balance outstanding from time to time at a rate per annum equal to the lesser of (i) the sum of the Prime Rate (as hereinafter defined) from time to time in effect plus ZERO percent (0.000%), (the "STATED RATE") or (ii) the maximum nonusurious rate of interest from time to time permitted by applicable law, (the "HIGHEST LAWFUL RATE"). If the Stated Rate at any time exceeds the Highest Lawful Rate, the actual rate of interest to accrue on the unpaid principal amount of this Note will be limited to the Highest Lawful Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate will not reduce the interest rate payable upon the unpaid principal amount of this Note below the Highest Lawful Rate unto the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect.

        "PRIME RATE" means the rate determined from time to time by Bank as its prime rate. The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

        If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.

        Each advance must be at least

              N/A

UNITED STATES DOLLARS (U.S.$     N/A     ) unless the amount available for
borrowing under this Note is less.

        Accrued and unpaid interest is due and payable MONTHLY, beginning on APRIL 15, 1996, and continuing on the 15TH day of each MONTH thereafter and at maturity when all unpaid principal and accrued and unpaid interest is finally due and payable.

        Interest will be computed on the basis of the actual number of days elapsed and a year comprised of: [ ] 365 (or 366 as the case may be) days [X] 360 days, unless such calculation would result in a usurious interest rate, in which case such interest will be calculated on the basis of a 365 or 366 day year, as the case may be.

        All past-due principal and interest on this Note will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to 18%.

        In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

        Borrower and Bank intend to conform strictly to applicable usury laws, Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

        The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed. Subject to the terms and conditions of this Note and the Loan Documents, Borrower may use all or any part of the credit provided for herein at any time before the maturity of this Note and may borrow, repay and reborrow. There is no limitation on the number of advances made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Amount of Note.

        Borrower may at any time pay the full amount or any part of this Note without the payment of any premium or fee. Any partial prepayment will be in the
amount of U.S.$     N/A     (U.S.$     N/A     ), or an integral multiple
thereof. All payments may, at Bank's sole option, be applied to accrued interest, to principal, or to both.

        "LOAN DOCUMENT" means this Note and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note. "OBLIGATIONS" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document. "OBLIGOR" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations. Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

        Each of the following events or conditions is an "EVENT OF DEFAULT:" (1) any Obligor fails to pay any of the Obligations when due; (2) any warranty, representation or statement now or hereafter contained in or made in connection with any Loan Document was false or misleading in any respect when made; (3) any Obligor violates any covenant, condition or agreement contained in any Loan Document; (4) any Obligor fails or refuses to submit financial information requested by Bank or to permit Bank to inspect its books and records on request;
(5) any event of default occurs under any other Loan Document; (6) any individual Obligor dies, or any Obligor that is an entity dissolves; (7) a receiver, conservator or similar official is appointed for any Obligor or any Obligor's assets; (8) any petition is filed by or against any Obligor under any bankruptcy, insolvency or similar law; (9) any Obligor makes an assignment for the benefit of creditors; (10) a final judgment is entered against any Obligor and remains unsatisfied for 30 days after entry, or any property of any Obligor is attached, garnished or otherwise made subject to legal process; (11) any material adverse change occurs in the business, assets, affairs or financial condition of any Obligor; and (12) Borrower is in default of any other obligation to or any other agreement with Bank.

        If any Event of Default occurs, then Bank may do any or all of the following: (i) cease making advances hereunder; (ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under the Loan Document, at law, in equity or otherwise.

        No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

        Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor, and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

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                                      0780150         004-1638147-000001

        Borrower represents and agrees that: all advances evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code.

        Borrower represents and agrees that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower and Bank: (i): [ ] ____________ ____________ No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. (ii) [ ] ____________ ____________ No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Board"). Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this credit obligation will not extend to any non-possessory security interest in household goods (as defined in Regulation AA) other than a purchase money security Interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by Regulation AA.

        Chapter 15 of the Texas Credit Code shall not apply to this Note or to any advance evidenced by this Note.

        This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER(S) AND BANK AGREE THAT THIS NOTE WILL BE PERFORMED IN THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS, AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER(S) OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER(S) MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER(S) HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER(S) AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED ABOVE. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER(S) OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

        For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

        Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

        NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

        THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has executed this Note effective as of the Date.

Signature(s) of BORROWER(S):


MEDICAL INNOVATIONS INC, MEDICAL INNOVATIONS INC OF NEW JERSEY, PHYSICIAN'S
VISITING NURSE SERVICE, INC.

                                                                                                Date: 3-18-96
    MARK H. FISHER                                MARK H. FISHER                                MARK H. FISHER
BY: Mark H. Fisher      TITLE: PRESIDENT      BY: Mark H. Fisher      TITLE: PRESIDENT      BY: Mark H. Fisher      TITLE: PRESIDENT

______________________________________________________________________________________          Date: ______________________________

MEDICAL INNOVATIONS (TEXAS), INC, THE GREAT EASTERN NURSING CORP, NURSING
INNOVATIONS, INC.

    MARK H. FISHER                                MARK H. FISHER                                MARK H. FISHER
BY: Mark H. Fisher      TITLE: PRESIDENT      BY: Mark H. Fisher      TITLE: PRESIDENT      BY: Mark H. Fisher      TITLE: PRESIDENT

______________________________________________________________________________________          Date: ______________________________

NURSES PRN OF VIRGINIA INC, MEDICAL INNOVATIONS OF VIRGINIA INC

    MARK H. FISHER                                MARK H. FISHER
BY: Mark H. Fisher      TITLE: PRESIDENT      BY: Mark H. Fisher      TITLE: PRESIDENT          Date: ______________________________

______________________________________________________________________________________          Date: ______________________________

The undersigned hereby cosigns this Note:

Signature of COSIGNER: _________________________________________________________

Address of Cosigner: ___________________________________________________________

(Bank's signature is provided as its acknowledgement of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA.)

BANK:  TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:    GARY K. WHITT

Title: VP

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                                      0780150         004-1638147-000001

                      OFFICER'S/SECRETARY'S CERTIFICATION
                              (this "Certificate")

     The undersigned acknowledges that this Certificate is being delivered to TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "Bank") and that the Bank may rely on the statements and certifications set forth herein until such time as Bank receives a notice from MEDICAL INNOVATIONS, INC. OF NEW JERSEY, a corporation/ association ("Company") of a change in this Certificate and such notice is accompanied by an Officer's/Secretary's Certificate replacing this one.

The undersigned hereby certifies that he/she is the duly elected and authorized _______________ of Company and in such capacity the undersigned is generally familiar with the books, records and organization of Company and in such capacity certifies that:

1.   ARTICLES
     (Check "A" or "B" as applicable: "A" must be checked if new loan relationship or if Articles have been modified or revised since the last Certificate delivered to the Bank, and Articles attached as Exhibit "A").

     [X] A. A true and correct copy of the Articles of Incorporation/Association of Company is attached hereto as Exhibit "A" and such are in full force and effect as of the date hereof.

     [ ] B. There have been no changes or amendments to the Articles of Incorporation/Association dated or previously provided to the Bank on or about _____________________________________________, in connection with a prior loan(s) to and/or guaranty and/or pledge of assets of Company and such are still in full force and effect as of the date hereof.

2.   RESOLUTIONS

     (Check "A" or "B" as applicable: "A" must be checked if new loan relationship or Resolutions have been changed and in that case Resolutions must be attached as Exhibit "B").

     [X] A. A true and correct copy of Resolutions of the Board of Directors of the Company are attached hereto as Exhibit "B"; such resolutions have not been modified or rescinded and are in full force and effect as of the date hereof.

     [ ] B. The certified Resolutions previously certified to the Bank dated ______________________________ in connection with a prior loan(s) to and/or guaranty and/or pledge of assets of Company are still in full force and effect as of the date hereof.

3. BYLAWS (Complete this Section only if Bylaws are requested by the Bank, [ ] Yes [ ] No)

     (Check "A" or "B" as applicable. "A" must be checked and Exhibit "C" attached, if a new loan relationship or if Bylaws have changed.)

     [ ] A. A true and correct copy of the Bylaws of Company are attached hereto as Exhibit "C" and such are in full force and effect as of the date hereof.

     [ ] B. There have been no changes or amendments to the Bylaws of Company dated or previously provided to the Bank on or about _____________________________________________ in connection with a prior loan(s) to and/or guaranty and/or pledge of assets of Company and such are still in full force and effect as of the date hereof.

4. Company is duly organized and validly existing under the laws of the state/country of its incorporation/organization.

5. If Company conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the offices required by Chapter 36 of the Texas Business and Commerce Code.

6. Company is qualified to do business in the state of Texas and is in good standing in such states wherein its property and assets are located and it is required to qualify.

     IN WITNESS WHEREOF the undersigned has subscribed his/her name and affixed the seal (if so required) of this Company this 18th day of March, 1996.

                                         MARK H. FISHER
                                      Signature of Officer

                                      Title: President

                                      Typed/
                                      Printed Name: MARK H. FISHER

Seal
If no seal check    [ ] No Seal

F-250-00375C (7/92)
                                                   0780150    004-1638147-000001